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                                 EXHIBIT 23.2

                        CONSENT OF ARTHUR ANDERSEN LLP
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                                                                    EXHIBIT 23.2

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.


/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
July 26, 1999